                                                            EXHIBIT 10.(i)(F)(2)

                      LIMITED WAIVER AND FIRST AMENDMENT

                                      TO

                           NOTE PURCHASE AGREEMENTS


     This Limited Waiver and First Amendment to Note Purchase Agreements (this "Waiver and Amendment") is made as of March 29, 1997 by and among Montgomery Ward & Co., Incorporated, an Illinois corporation (the "Company"), and the holders of Senior Notes of the Company identified on Annex 1 hereto (individually, a "Noteholder" and, collectively, the "Noteholders.")

                                   RECITALS

     A. Certain of the Noteholders (the "1993 Noteholders") are parties to a Note Purchase Agreement, dated as of March 1, 1993, as amended June 30, 1995 (immediately prior to giving effect to this Waiver and Amendment, the "Existing 1993 Agreement" and, after giving effect thereto, the "1993 Agreement"), pursuant to which the Company issued the series of its Senior Notes identified below (collectively, immediately prior to giving effect to this Waiver and Amendment, the "Existing 1993 Notes" and, after giving effect thereto, the "1993 Notes"):

          (i)   7.07% Series A Senior Notes due 1998 (the "Series A Notes");

          (ii)  7.56% Series B Senior Notes due 2003 (the "Series B Notes");

          (iii) 7.61% Series C Senior Notes due 2003 (the "Series C Notes");

          (iv)  7.92% Series D Senior Notes due 2001 (the "Series D Notes");

          (v)   8.13% Series E Senior Notes due 2003 (the "Series E Notes");

          (vi)  8.18% Series F Senior Notes due 2003 (the "Series F Notes"); and

          (vii) 8.18% Series G Senior Notes due 2005 (the "Series G Notes").

     B. Certain of the Noteholders (the "1995 Noteholders" and, together with the 1993 Noteholders, the "Noteholders") are parties to a Note Purchase Agreement, dated as of July 11, 1995 (immediately prior to giving effect to this Waiver and Amendment, the "Existing 1995 Agreement" and, after giving effect thereto, the "1995 Agreement"), pursuant to which the Company issued the series of its Senior Notes identified below (collectively, immediately prior to giving effect to this Waiver and Amendment, the "Existing 1995 Notes" and, after giving effect thereto, the "1995 Notes") (the Existing 1993 Agreement and the Existing 1995 Agreement are referred to herein, collectively, as the "Existing Note Agreements;" the 1993 Agreement and the 1995 Agreement are referred to herein, collectively, as the "Note Agreements"; the Existing 1993 Notes and the Existing 1995 Notes are referred to herein, collectively, as the "Existing Notes;" and the 1993 Notes and the 1995 Notes are referred to herein, collectively, as the "Notes"):

          (i)   6.52% Series H Senior Notes due 2000 (the "Series H Notes");

          (ii)  6.74% Series I Senior Notes due 2002 (the "Series I Notes"); and

          (iii) 6.98% Series J Senior Notes due 2005 (the "Series J Notes").

     C. The Company and certain banks (the "Long Term Banks") are parties to a Long Term Credit Agreement (as amended by the letter agreements and amendments referred to below in this Recital C, but without giving effect to any amendments, waivers or modifications that may be made with respect thereto after the Effective Date (as defined below), the "Long Term Bank Agreement"), dated as of September 15, 1994, as amended by a letter agreement, dated March 19, 1996, by a letter agreement which became effective September 6, 1996, and by a Third Amendment to Long Term Credit Agreement, dated as of December 23, 1996 (the "Third Bank Long Term Amendment"). The Long Term Banks and the Company will be entering into a Waiver and Fourth Amendment to Long Term Credit Agreement, dated as of March 29, 1997 (the "Fourth Bank Long Term Amendment").

     D. The Company and certain banks (the "Short Term Banks" and, together with the Long Term Banks, the "Banks") are parties to a Short Term Credit Agreement (as amended by the letter agreements and amendments referred to below in this Recital D, but without giving effect to any amendments, waivers or modifications that may be made with respect thereto after the Effective Date, the "Short Term Bank Agreement"), dated as of September 15, 1994, as amended by letter agreements, dated March 19, 1996 and September 6, 1996, and a Third Amendment to Short Term Credit Agreement, dated as of December 23, 1996 (the "Third Bank Short Term Amendment"). The Short Term Banks and the Company will be entering into a Waiver and Fourth Amendment to Short Term Credit Agreement, dated as of March 29, 1997 (the "Fourth Bank Short Term Amendment"). The Long Term Bank Agreement and the Short Term Bank Agreement are referred to herein, collectively, as the "Bank Agreements."

     E. The Company has requested that the Noteholders enter into this Waiver and Amendment to waive compliance with Section 6.2 of the Existing Note Agreements on the terms and conditions set forth herein (including, without limitation, the amendments effected hereby) and any Event of Default (as defined below) resulting from such non-compliance, and the Noteholders are willing to enter into this Waiver and Amendment subject, among other things, to the Long Term Banks and the Short Term Banks entering into the Fourth Bank Long Term Amendment and the Fourth Bank Short Term Amendment, respectively.

     F. Terms used and not defined herein have the respective meanings ascribed thereto in the Existing Note Agreements.


                                   AGREEMENT


     1. Waiver. For all periods prior to and including June 27, 1997, the Noteholders waive compliance by the Company with Section 6.2 of each of the Existing Note Agreements, waive any right the Noteholders would have as a result of any Event of Default arising from non-compliance with Section 6.2 of the Existing Note Agreements prior to and including June 27, 1997, and also waive any rights the Noteholders would have pursuant to Section 4(a) of this Waiver and Amendment as the result of an Event of Default arising from a failure by the Company to comply with the provisions of Sections 11.3, 11.4 and 11.20 of each of the Bank Agreements; provided, however, that, solely for purposes of Section 5 of the Note

Agreements (providing, inter alia, for the payment of certain expenses and the exercise of certain inspection rights), any Event of Default that would have been continuing but for the waiver set forth in this Section 1 shall be deemed to be continuing.

     2.   Financial Provisions.  The financial provisions set forth in this
Section 2 shall apply notwithstanding anything to the contrary set forth in the Existing Note Agreements or the Bank Agreements.

          (a) Interest Prior to Second Quarter. Interest on the Notes accruing prior to March 29, 1997 shall accrue at the non-default rates set forth in the 1993 Agreement or the 1995 Agreement, as applicable.

          (b) Second Quarter Interest. The following interest rates shall apply from and including March 29, 1997 to and including June 28, 1997 for each of the series of Notes identified below:

               Series A Notes - 8.695% per annum

               Series B Notes - 9.185% per annum

               Series C Notes - 9.235% per annum

               Series D Notes - 9.545% per annum

               Series E Notes - 9.755% per annum

               Series F Notes - 9.805% per annum

               Series G Notes - 9.805% per annum

               Series H Notes - 8.145% per annum

               Series I Notes - 8.365% per annum

               Series J Notes - 8.605% per annum

          (c) Interest after Second Quarter. The following interest rates shall apply on and after June 29, 1997 for each of the series of Notes identified below:

               Series A Notes - 9.195% per annum

                      Series B Notes - 9.685% per annum

                      Series C Notes - 9.735% per annum

                      Series D Notes - 10.045% per annum

                      Series E Notes - 10.255% per annum

                      Series F Notes - 10.305% per annum

                      Series G Notes - 10.305% per annum

                      Series H Notes - 8.645% per annum

                      Series I Notes - 8.865% per annum

                      Series J Notes - 9.105% per annum

          (d) Interest Rate for Late Payments. For the avoidance of doubt, it is understood and agreed that, with respect to each series of Notes, the non-default rate of interest referred to in the phrase "the interest rate borne by such series of Notes" in the definition of "Default Rate" in the Note Agreements shall mean the interest rates specified above, for the periods specified above, in this Section 2.

          (e) Payment Dates for Interest. Interest on the 1993 Notes shall be payable on March 15, June 15, September 15 and December 15 in each year, commencing on June 15, 1997. Interest on the 1995 Notes shall be payable on January 15, April 15, July 15 and October 15 in each year, commencing on April 15, 1997.

          (f) Makewhole Amount. Any prepayment of the Notes before, after or upon the occurrence of a Default or an Event of Default with cash from any source, whether from internal cash, external investment, proceeds of the sale of any asset or business, a refinancing or otherwise, shall be made together with all interest accrued to the date of prepayment and a Makewhole Amount on the principal amount so prepaid determined as of the date of such prepayment; provided that, notwithstanding the change in interest rates and maturities in respect of the Notes as provided herein, any calculation of the Makewhole Amount shall be made on the basis of the interest rates, interest payment dates, principal prepayment dates and amounts, maturity dates and amounts payable at maturity in effect under the Existing Note Agreements (which term, as stated in the Recitals, means such documents as in effect immediately prior to giving effect to this Waiver and Amendment). The Makewhole Amount due under any provision of this Waiver and Amendment (including, without limitation, paragraphs (h), (i) and (j) of this Section 2) or the Note Agreements shall be in the amount so calculated.

          (g) Waiver Fee. In consideration for the execution by the Noteholders of this Waiver and Consent, the Company shall pay to each Noteholder, on the Effective Date, by wire transfer in immediately available funds, a waiver fee in the amount set forth opposite its name on Annex 1 hereto.

          (h) Mandatory Prepayment on Paydown of Bank Debt. If the Company, or any of its Subsidiaries or Affiliates, shall prepay any principal of any Loan (as defined in the Bank Agreements) at any time, or if the Aggregate Bank Commitment (as defined below) shall be permanently reduced at any time, the Company shall, or shall cause one or more of its Subsidiaries or Affiliates to, simultaneously prepay a portion of principal of the 1993 Notes and the 1995 Notes in an amount in each case (without double counting) equal to the outstanding principal amount of such Notes multiplied by a fraction, of which

               (i) the numerator shall be the greater of the aggregate principal amount of Loans so prepaid or the amount of the reduction in the Aggregate Bank Commitment (whether under the Long Term Bank Agreement, the Short Term Bank Agreement or both) and

               (ii) the denominator shall be, in the case of any such prepayment, the aggregate principal amount of Loans under both Bank Agreements outstanding immediately prior to such prepayment or, in the case of any such reduction, the Aggregate Bank Commitment in effect immediately prior to such reduction.

     Each such prepayment shall be made together with all interest accrued to the date of prepayment and the Makewhole Amount on the principal amount so prepaid determined as of the date of such prepayment. The "Aggregate Bank Commitment" means the sum of the Commitments (as such term is defined in the Bank Agreements) under both Bank Agreements.

          (i) Mandatory Prepayment on Change of Control.  If a Change of
     Control (as defined in the Bank Agreements) shall occur, then, upon 30 days written demand made by holders of at least two-thirds of the outstanding principal amount of the 1993 Notes or the 1995 Notes, as the case may be, to the Company within 180 days after the occurrence of such Change in Control (or, if later, within 180 days after such holders' obtaining actual knowledge of such Change in Control), the Company shall prepay all of the 1993 Notes, if such demand was made in respect of such Notes and/or all of the 1995 Notes, if such demand was made in respect of such Notes. Such principal amount shall be paid on the next Business Day after its receipt of such demand, together with all interest accrued to the date of prepayment and the Makewhole Amount on the principal amount so prepaid determined as of the date of such prepayment.

          (j) Maturity Date. The entire principal amount of the Notes shall be due and payable on August 29, 1997, together with all interest accrued to such date and the Makewhole Amount on the principal amount so paid determined as of the date of such payment.

     3. Covenants. The covenants set forth in this Section 3 shall apply notwithstanding anything to the contrary set forth in the Existing Note Agreements or the Bank Agreements.

          (a) Asset Dispositions. The Company shall not, and shall not permit any of its Subsidiaries to, effect any Disposition (as defined below) if, after giving effect thereto, the aggregate amount of Net Proceeds (as defined below) received and to be received from such Disposition and from all other Dispositions consummated on or after December 23, 1996 would exceed $20,000,000. "Disposition" and "Net Proceeds" shall have the respective meanings ascribed thereto in the

     Third Bank Long Term Amendment and the Third Bank Short Term Amendment.

          (b) Debt Incurrence. The Company shall not, and shall not permit any of its Subsidiaries to, at any time incur any Funded Debt or any Debt (as "Debt" is defined in the Bank Agreements); provided, however, that the Company may incur Funded Debt or Debt pursuant to the Liquidity Facility, the Deutsche Agreement, the GECC Inventory Program and the GECC Receivables Program (as each such term is defined below). For the period commencing on the Effective Date and ending on and including June 27, 1997, the Noteholders shall waive and defer the effect of any non-compliance by the Company with Section 6.3 of the Note Agreements in connection with the Company's incurrence of Funded Debt or Debt under the facilities listed in the proviso to the immediately preceding sentence; provided, however, that on and after June 28, 1997, the effect of any such non-compliance shall be determined without giving effect to such deferral or waiver. As used in this Waiver and Amendment, the following terms have the following meanings:

          "Deutsche Agreement" means the Program Agreement dated as of October 7, 1996, among Deutsche Financial Services Corporation, Montgomery Ward & Co., Incorporated and Lechmere, Inc., as amended by agreement dated as of October 30, 1996.

          "GECC Inventory Program" means the Program Agreement dated October 12, 1989, between Montgomery Ward & Co., Incorporated and General Electric Capital Corporation, as amended by letter agreement dated October 12, 1989, and by Program Agreement Amendment dated as of March 4, 1997, and by letter agreement dated February 14, 1997. The GECC Inventory Program is governed in the manner described in (S)(S) 2-6 of Draft GTM031497 of the Amended and Restated Program Agreement dated March 4, 1997, but unsigned, in the form submitted to counsel to the Noteholders on March 25, 1997.

          "GECC Receivables Program" means the Account Purchase Agreement dated as of June 24, 1988, as amended, restated and renamed the Account-

          Related Agreement dated as of April 1, 1996, between Montgomery Ward Credit Corporation and Montgomery Ward & Co., Incorporated, and the Interim Consumer Credit Card Program dated as of April 1, 1996, as amended, restated and renamed the Bank Credit Card Program Agreement dated as of April 1, 1996, between Monogram Credit Card Bank of Georgia and Montgomery Ward & Co., Incorporated.

          "Liquidity Facility" means the Credit Agreement dated as of October 4, 1996 among Montgomery Ward & Co., Incorporated, The Bank of Nova Scotia as Administrative Agent and as a Lender, The Bank of New York as Documentation Agent and as a Lender, and General Electric Capital Corporation as a Lender, as amended by agreement dated as of December 23, 1996.

          (c) Liens. The Company shall not, and shall not permit any of its Subsidiaries to, incur any Liens pursuant to clauses (i) (related to financing or refinancing of real estate or tangible fixed assets), (xii) (relating to Liens in favor of the Banks), or (xix) (relating to a basket permission for Liens securing Debt up to 1% of the Company's total assets) of Section 11.2 of each of the Bank Agreements or pursuant to clause (t) (relating to a basket permission for Liens) of Section 6.4 of the Note Agreements.

          (d) Restricted Payments. The Company shall not make any Restricted Payment other than amounts payable to the Parent to permit the Parent to pay its corporate and business expenses in an aggregate amount for all such expenses not to exceed $1,333,333 for the period from the commencement of its current Fiscal Year to August 29, 1997 (with no carry-over for amounts not so used in any prior Fiscal Year). Notwithstanding anything to the contrary set forth in this Waiver and Amendment or in the Note Agreements, no Event of Default shall result from the payment by the Company of a dividend on March 31, 1997 in the amount of $3,066,875 on the Company's Debt-Like Preferred Stock.

          (e) Mergers. The Company shall not, and shall not permit any of its Subsidiaries to, voluntarily liquidate or dissolve, or consolidate or merge with or into any other Person, or participate in a share exchange with, or sell, lease, transfer, contribute or otherwise dispose of all or substantially all of its assets to, any other Person; provided, however, that any of the Company's Subsidiaries may be consolidated or merged with or into the Company or any other Subsidiary of the Company.

          (f) Repayment of Subordinated Debt and Debt-Like Preferred Stock. The Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, declare, order, pay, distribute, make or set apart any sum or property for the prepayment of principal of or prepayment charge or premium on, or any redemption, retirement, purchase or other acquisition, directly or indirectly, of, any Subordinated Debt or any Debt-Like Preferred Stock.

          (g) Deposits with Banks. The Company shall not, nor shall it permit any of its Subsidiaries to, maintain amounts on deposit with any Bank to be in an aggregate amount in excess of an amount consistent with the past practices of the Company and its Subsidiaries.

          (h) No Amendment to Financing Documents. The Company shall not enter into any amendment, waiver or modification of the Bank Agreements. The Company shall not enter into any amendment, waiver or modification of the GECC Inventory Program, the GECC Receivables Program, the Deutsche Agreement or the Liquidity Facility, except for any amendment to any of such documents which solely increases the amounts that may be borrowed by the Company or its Subsidiaries thereunder and except that the Company may

               (i) enter into an amendment of the GECC Receivables Program if such amendment shall not secure the Seller Notes (as defined GECC Receivables Program), provide for any of such Seller Notes to be payable on a date earlier than the date on which such Seller Notes are payable as of the Effective Date, or otherwise materially adversely affect the Noteholders, or

               (ii) enter into any other amendment of the GECC Receivables Program so long as such amendment would not constitute an Event of Default (as defined in the Bank Agreements) under clauses (ii), (iii), or (iv) of Section 13.1(j) of the Bank Agreements.

     (i) Information. In addition to furnishing the information required pursuant to Sections 4 and 5 of the Existing Note Agreements, the Company shall provide to each Noteholder the same reports and other information as are provided to the Banks pursuant to either of the Bank Agreements (including, without limitation, the monthly financial information required to be provided to the Banks pursuant to the amendments to the Long Term Bank Agreement and the Short Term Bank Agreement effected by Section 1.8 of the Third Bank Long Term Amendment and the Third Bank Short Term Amendment), and such other information as may be reasonably requested by the Noteholders or provided to the Banks pursuant to any amendment or other modification to the Long Term Bank Agreement or the Short Term Bank Agreement entered into after the Effective Date. All such reports and other information provided to the Banks shall be provided to the Noteholders substantially contemporaneously with the provision thereof to the Banks. All such information provided to the Noteholders pursuant to this paragraph (i) shall be subject to Section 5(b) of the Note Agreements.

     (j) Diligence. In addition to furnishing the information required pursuant to Sections 4(p) and 5 of the Existing Note Agreements, the Company shall, upon request of any Noteholder, provide such Noteholder with all information such Noteholder may reasonably request regarding progress formulating a restructuring plan for consideration by the Noteholders, and regarding financial support, investments and contractual and other relationships that may exist between the Company or any of its Subsidiaries or Affiliates, on the one hand, and General Electric Capital Corporation or any of its Subsidiaries or Affiliates, on the other hand. All information provided to the Noteholders pursuant to this paragraph (j) shall be subject to Section 5(b) of the Note Agreements.

     4.  Defaults.

     (a) Cross-Default. An Event of Default shall exist under the Note Agreements upon the occurrence of an Event of Default under (and as defined in) either of the

     Bank Agreements (such Event of Default under either Bank Agreement being referred to as a "Bank Default"). No waiver, amendment or other action by the Banks with respect to any Bank Default shall be effective to terminate the Event of Default under the Note Agreements arising from such Bank Default.

          (b) Default under Sections 3 and 6 of this Waiver and Amendment. An Event of Default shall exist under the Note Agreements if the Company shall default in the due performance and observance of any covenant, provision, agreement or condition set forth in Section 3 of this Waiver and Amendment or if any representation or warranty of the Company set forth in Section 6 of this Waiver and Amendment shall be false or incorrect or breached in any material respect.

     5. Lechmere Guaranty. The Company shall cause Lechmere, Inc. to guaranty (the "Lechmere Guaranty") all amounts owing in respect of the Notes pursuant to a Guaranty substantially in the form of Exhibit A hereto.

     6. Representations and Warranties. The Company represents and warrants as of the Effective Date as follows:

          (a) Organization and Authority. The Company is a corporation duly organized and in good standing under the laws of Illinois and has all requisite power and authority to execute and deliver this Waiver and Amendment.

          (b) Authorization, Execution and Enforceability. The execution and delivery by the Company of this Waiver and Amendment has been duly authorized by all necessary action on the part of the Company, has been duly executed and delivered, and constitutes the legal, valid and binding obligation of the Company enforceable in accordance with its terms, except as such enforceability may be:

               (i) limited by bankruptcy, insolvency or other similar laws affecting the enforceability of creditors' rights generally; and

               (ii) subject to the availability of equitable remedies.

          (c) No Conflicts. Neither the execution and delivery by the Company of this Waiver and Amendment, nor the performance by the Company of its obligations hereunder, conflicts with, results in any breach of any of the provisions of, constitutes a default under, or violates or results in the creation of any Lien upon or other security interest in any property of the Company under, the provisions of:

               (i) the certificate of incorporation or by-laws of the Company;

               (ii) any agreement, instrument or conveyance to which the Company, any of its Subsidiaries or any of their respective properties may be bound or affected except as disclosed by letter, dated March 27, 1997, by the Company to counsel to the Noteholders; or

               (iii) any statute, rule or regulation or any order, judgment or award of any court, tribunal or arbitrator by which the Company, any of its Subsidiaries or any of their respective properties may be bound or affected.

          (d) Litigation. There are no proceedings pending or, to the knowledge of the Company, threatened against the Company, any of its Subsidiaries or any of their respective properties in any court or before any Governmental Body or arbitration board or tribunal which, either individually or in the aggregate, would conflict or interfere with the ability of the Company to execute, deliver and perform its obligations under this Waiver and Amendment, the Note Agreements or the Notes.

          (e) Disclosure. None of the documents delivered to certain Noteholders at a meeting at the Company's offices in Chicago, Illinois on March 20, 1997 contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading. There is no fact which the Company did not disclose to the Noteholders on March 20, 1997 which materially affects adversely or, so far as the Company can now foresee, will materially affect adversely the properties, business, prospects, profits or condition (financial or otherwise) of the Company and its Subsidiaries, taken as whole, or the ability of the Company to perform its obligations under this Waiver and Amendment, the Note Agreements or the Notes.

          (f) Bank Agreements. All of the documents comprising the Long Term Bank Agreement and the Short Term Bank Agreement are identified in the Recitals of this Waiver and Amendment.

          (g) Existence of Events of Default. There are no Events of Default or material Defaults in existence under the Note Agreements on the Effective Date, after giving effect to the waiver set forth in Section 1 hereof and there are no Events of Default (as defined in the Bank Agreements), and no material events which, with the passage of time or the giving of notice, or both, would become any such Event of Default, in existence on the Effective Date, after giving effect to the Fourth Bank Long Term Amendment and the Fourth Bank Short Term Amendment.

          (h) Outstanding Obligations Under Other Agreements. The amounts of specific obligations outstanding as of specific dates under each of the following agreements are shown below:

                                     Approx.
                                     Amount
                                   Outstanding
         Facility                ($ in millions)         Item             Date
         --------                ---------------         ----             -----
Long Term Credit Agreement           $ 603.0          Principal          3/25/97

Short Term Credit Agreement          $ 455.7          Principal          3/25/97

Liquidity Facility                   $   0.0          Principal          3/25/97

Deutsche Agreement                   $  73.0          Outstanding        3/25/97
                                                      advances
                                                      and pending
                                                      commitments

GECC Inventory Program               $  469.0         Outstanding        3/25/97
                                                      advances
                                                      and pending
                                                      commitments

GECC Receivables Program             $4,969.0         Customer account   3/01/97
                                                      balance

GECC Receivables Program             $  262.0         Loss Sharing Note  3/01/97

     7. Conditions to Effectiveness. This Waiver and Amendment shall be effective only if the following conditions shall have been satisfied on or prior to March 28, 1997 (the "Effective Date"):

          (a) Lechmere Guaranty. Lechmere, Inc. shall have duly executed and delivered the Lechmere Guaranty.

          (b) Bank Waiver. The Banks and the Company shall have executed a Waiver and Fourth Amendment to Long Term Credit Agreement and a Waiver and Fourth Amendment to Short Term Credit Agreement in substantially the forms attached hereto as Exhibits B and C, respectively.

          (c) Execution by All Noteholders. Each of the Noteholders and the Company shall have executed this Waiver and Amendment.

          (d) Waiver Fee. The Company shall have paid the waiver fee provided for in Section 2(g) of this Waiver and Amendment.

          (e) Fees and Expenses. The Company shall have paid the fees and expenses referred to in Section 8(c) of this Waiver and Amendment.

          (f) Secretary's Certificate. The Company shall have delivered to the Noteholders a certificate of its Secretary in the form of Exhibit D-1 hereto, and shall have caused Lechmere, Inc. to deliver to the Noteholders a certificate of its Secretary in the form of Exhibit D-2 hereto, or, in either case, in form and substance satisfactory to the Noteholders.

          (g) Opinion of Counsel. The Company shall have delivered to the Noteholders an opinion of Altheimer & Gray in the form of Exhibit E hereto.

          (h) Proceedings Satisfactory. All proceedings taken in connection with this Waiver and Amendment and all documents and papers relating thereto shall be satisfactory to the Noteholders and their special counsel. The Noteholders and their special counsel shall have received copies of such documents and papers as they may reasonably request in connection therewith, in form and substance satisfactory to them.

     8.  Miscellaneous.

          (a) Limitation of Waiver and Amendment. The terms of this Waiver and Amendment shall not, except as set forth in Section 1 hereof, operate as or constitute a waiver by the Noteholders of, or otherwise prejudice, the Noteholders' rights, remedies or powers under the Existing Notes, the Existing Note Agreements or under applicable law. Except as otherwise expressly provided herein,

               (i) no other terms and provisions of the Existing Note Agreement or the Existing Notes are modified or changed by this Waiver and Amendment, and

               (ii) the terms and provisions of the Existing Note Agreements and the Existing Notes shall continue in full force and effect.

     The Company hereby acknowledges, confirms, and ratifies all of its obligations and duties under the Notes and the Note Agreements. Except as set forth in Section 1 hereof, this Waiver and Amendment is not a limitation on the ability of any Noteholder to exercise any of its rights and remedies due to any Default or Event of Default. This Waiver and Amendment may not be contradicted by evidence of any actual or alleged prior, contemporaneous or subsequent understandings or agreements of the parties, written or oral, express or implied, other than a writing which expressly amends or supersedes this Waiver and Amendment, and there are no unwritten oral understandings or agreements between the parties concerning the subject matter of this Waiver and Amendment. This Waiver and Amendment may not be amended, modified or waived except by a written instrument signed by all of the parties hereto except that any amendment to or waiver of any provision of the Existing Note Agreements effected hereby may be superseded by an amendment to or waiver of such provision signed by the holders of the requisite percentage of outstanding Notes, as specified in the Note Agreements.

          (b) Effect of Execution by Noteholders. Each of the Noteholders, in executing this Waiver and Amendment, is executing it only with respect to the Notes which it holds and the Note Agreement to which it is a party.

          (c) Expenses. Without limitation on the Company's obligations to pay expenses of the Noteholders, as set forth in the Note Agreements or in any other document to which any Noteholder and the Company may be a party, the Company shall pay the reasonable out-of-pocket costs incurred by the Noteholders (including, without limitation, travel costs) in connection with consideration of this Waiver and Amendment or any future waiver or amendment that may be proposed by any Noteholder or the Company, or any of its Subsidiaries or Affiliates (regardless of whether it shall become effective), the presentation, review or analysis of the Company's existing financial arrangements or any financial plan proposed by the Company, or any of its Subsidiaries or Affiliates, or any analysis of the rights and remedies of the Noteholders under the Note Agreements or in any other document to which any Noteholder and the Company may be a party, and the Company shall also pay all reasonable fees and disbursements of special counsel to the Noteholders, and the reasonable allocated cost of in-house counsel for any Noteholder, related to any of the foregoing.

          (d) Duplicate Originals; Execution in Counterpart. Two or more duplicate originals of this Waiver and Amendment may be signed by the parties hereto, each of which shall be an original but all of which together shall constitute one and the same instrument. This Waiver and Amendment may be executed in one or more counterparts and shall be effective when at least one counterpart shall have been executed by each party hereto, and each set of counterparts which, collectively, show execution by each party hereto shall constitute one duplicate original.

          (e) Headings. All headings and captions preceding the text of the several Section of this Waiver and Amendment are intended solely for convenience of reference and shall not constitute a part of this Waiver and Amendment nor shall they affect its meaning, construction or effect.

          (f) Successors and Assigns. This Waiver and Amendment shall be binding upon each of the parties hereto and their respective successor and assigns.

          (g) Notices. Any notices sent in respect of this Waiver and Amendment shall be sent in the manner and to the addresses specified in the Note Agreements.

          (h) Governing Law. THIS WAIVER AND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK.

     IN WITNESS WHEREOF, the parties hereto have caused this Waiver and Amendment to be duly executed by one or more of their authorized officers.

    [Remainder of Page Intentionally Blank; Next Pages are Signature Pages]

                                MONTGOMERY WARD & CO., INCORPORATED

                                By  /s/ C.  J.  Harms
                                    ------------------------------------
                                Name:   C.  J.  Harms
                                Title:  Senior Vice President - Finance



                                NEW YORK LIFE INSURANCE AND
                                ANNUITY CORPORATION

                                By New York Life Insurance Company


                                By  /s/ William Y. Cheng
                                    ------------------------------------
                                Name:   William Y. Cheng
                                Title:  Vice President



                                NEW YORK LIFE INSURANCE COMPANY


                                By  /s/ Lydia S. Sangree
                                    ------------------------------------
                                Name:   Lydia S. Sangree
                                Title:  Investment Vice President



                                TEACHERS INSURANCE AND ANNUITY
                                ASSOCIATION OF AMERICA


                                By  /s/ Sharon Manewitz
                                    ------------------------------------
                                Name:   Sharon Manewitz
                                Title:  Director - Special Loans

                                NATIONWIDE LIFE INSURANCE COMPANY


                                By  /s/ Michael D. Groseclose
                                    --------------------------------------
                                Name:   Michael D. Groseclose
                                Title:  Associate Vice President
                                        Corporate Fixed-Income Securities





                                EMPLOYERS LIFE INSURANCE COMPANY
                                OF WAUSAU


                                By  /s/ John G. Powles
                                    --------------------------------------
                                Name:   John G. Powles
                                Title:  Vice President
                                        Subsidiary & Affiliate Investments



                                NATIONWIDE LIFE AND ANNUITY INSURANCE
                                COMPANY
                                (formerly Financial Horizons Life
                                 Insurance Company)


                                By  /s/ Michael D. Groseclose
                                    --------------------------------------
                                Name:   Michael D. Groseclose
                                Title:  Associate Vice President
                                        Corporate Fixed-Income Securities



                                WISCONSIN HEALTH CARE LIABILITY
                                INSURANCE PLAN

                                By  /s/ John G. Powles
                                    --------------------------------------
                                Name:   John G. Powles, Vice President
                                Title:  Assistant Treasurer
                                        Employers Insurance Company
                                        of Wausau
                                        Acting Agent Wisconsin Health
                                        Care Liability Insurance Plan


                                WEST COAST LIFE INSURANCE COMPANY


                                By  /s/ Michael D. Groseclose
                                    --------------------------------------
                                Name:   Michael D. Groseclose
                                Title:  Attorney-in-Fact



                                SUN LIFE ASSURANCE COMPANY OF CANADA


                                By  /s/ John N. Whelihan
                                    --------------------------------------
                                Name:   John N. Whelihan
                                Title:  Vice President, U.S. Private
                                        Placements for President

                                By  /s/ Jeffrey J. Skerry
                                    --------------------------------------
                                Name:   Jeffrey J. Skerry
                                Title:  Senior Associate Counsel -
                                        for Secretary



                                SUN LIFE ASSURANCE COMPANY OF

                                CANADA (U.S.)


                                By  /s/ L. Brock Thomson
                                    --------------------------------------
                                Name:   L. Brock Thomson
                                Title:  Treasurer



                                CONNECTICUT GENERAL LIFE INSURANCE
                                COMPANY

                                By CIGNA INVESTMENTS, INC.


                                By  /s/ James F. Coggins, Jr.
                                    --------------------------------------
                                Name:   James F. Coggins, Jr.
                                Title:  Managing Director



                                AID ASSOCIATION FOR LUTHERANS


                                By  /s/ James Abitz
                                    --------------------------------------
                                Name:   James Abitz
                                Title:  Vice President - Securities

                                By  /s/ Alan D. Onstad
                                    --------------------------------------
                                Name:   Alan D. Onstad
                                Title:  Assistant Vice President - Securities

                                JOHN HANCOCK MUTUAL LIFE
                                INSURANCE COMPANY


                                By  /s/ Marlene J. DeLeon
                                    --------------------------------------
                                Name:   Marlene J. DeLeon
                                Title:  Investment Officer



                                THE TRAVELERS INSURANCE COMPANY


                                By  /s/ Teresa M. Torrey
                                    --------------------------------------
                                Name:   Teresa M. Torrey
                                Title:  Second Vice President



                                MASSACHUSETTS MUTUAL LIFE
                                INSURANCE COMPANY


                                By  /s/ Mary Ann McCarthy
                                    --------------------------------------
                                Name:   Mary Ann McCarthy
                                Title:  Managing Director



                                CM LIFE INSURANCE COMPANY


                                By  /s/ Mary Ann McCarthy
                                    --------------------------------------
                                Name:   Mary Ann McCarthy
                                Title:  Investment Officer



                                THE VARIABLE ANNUITY LIFE INSURANCE
                                COMPANY

                                By  /s/ Julia S. Tucker
                                    --------------------------------------
                                Name:   Julia S. Tucker
                                Title:  Investment Officer




                                THE FRANKLIN LIFE INSURANCE
                                COMPANY


                                By  /s/ Julia S. Tucker
                                    --------------------------------------
                                Name:   Julia S. Tucker
                                Title:  Investment Officer



                                Cummings & Co. As Nominee For:
                                THE CANADA LIFE ASSURANCE
                                COMPANY


                                By  /s/ Wilfredo Cuevas
                                    --------------------------------------
                                Name:   Wilfredo Cuevas
                                Title:  Assistant Vice President



                                Cummings & Co. As Nominee For:
                                CANADA LIFE INSURANCE
                                COMPANY OF AMERICA


                                By  /s/ Wilfredo Cuevas
                                    --------------------------------------
                                Name:   Wilfredo Cuevas
                                Title:  Assistant Vice President

                                LUTHERAN BROTHERHOOD


                                By  /s/ Randall L. Boushek
                                    --------------------------------------
                                Name:   Randall L. Boushek
                                Title:  Vice President



                                AMERICAN FAMILY LIFE INSURANCE
                                COMPANY


                                By  /s/ Phillip Hannifan
                                    --------------------------------------
                                Name:   Phillip Hannifan
                                Title:  Investment Director

                                KANSAS CITY LIFE INSURANCE COMPANY


                                By /s/ Richard L. Finn
                                   --------------------------------
                                Name:  Richard L. Finn
                                Title: Senior Vice President



                                THE SAFECO LIFE INSURANCE COMPANY


                                By /s/ Michael C. Knebel
                                   --------------------------------
                                Name:  Michael C. Knebel
                                Title: Vice President and Treasurer



                                WOODMEN ACCIDENT AND LIFE COMPANY


                                By /s/ A. M. McCray
                                   --------------------------------
                                Name:  A. M. McCray
                                Title: Vice President
                                       and Assistant Treasurer



                                PROVIDENT MUTUAL LIFE INSURANCE
                                COMPANY OF PHILADELPHIA


                                By /s/ S. C. Lange
                                   --------------------------------
                                Name:  S. C. Lange
                                Title: Vice President

                                PROVIDENT MUTUAL LIFE INSURANCE
                                COMPANY


                                By /s/ S. C. Lange
                                   --------------------------------
                                Name:  S. C. Lange
                                Title: Vice President

                                GREAT WESTERN INSURANCE COMPANY

                                By MIMLIC ASSET MANAGEMENT
                                COMPANY

                                By /s/   Joseph R. Betlej
                                   -------------------------------------
                                Name:  Joseph R. Betlej
                                Title: Vice President



                                GUARANTEE RESERVE LIFE INSURANCE COMPANY

                                By MIMLIC ASSET MANAGEMENT
                                COMPANY

                                By /s/ Guy M. de Lambert
                                   -------------------------------------
                                Name:  Guy M. de Lambert
                                Title: Vice President



                                NATIONAL TRAVELERS LIFE COMPANY

                                By MIMLIC ASSET MANAGEMENT
                                COMPANY

                                By /s/ Guy M. de Lambert
                                   -------------------------------------
                                Name:  Guy M. de Lambert
                                Title: Vice President



                                NORTHWEST LIFE ASSURANCE COMPANY
                                OF CANADA

                                By MIMLIC ASSET MANAGEMENT
                                COMPANY

                                By /s/ Joseph R. Betlej
                                   -------------------------------------
                                Name:  Joseph R. Betlej
                                Title: Vice President

                                BERKSHIRE LIFE INSURANCE COMPANY


                                By /s/ Ellen I. Whittaker
                                   -----------------------------
                                Name:  Ellen I. Whittaker
                                Title: Investment Officer



                                SECURITY MUTUAL LIFE INSURANCE
                                COMPANY


                                By /s/ William R. Schmeeckle
                                   -----------------------------
                                Name:  William R. Schmeeckle
                                Title: Second Vice President

                           Annex 1 to  March 29, 1997
                       Limited Waiver and First Amendment

                   Noteholders                          Series      Original 1993     1993 Notes      1995 Notes      Waiver Fee
                                                                       Notes          Principal       Principal       0.3906250%
----------------------------------------------------------------------------------------------------------------------------------
New York Life Insurance and Annuity Corp.                  H                                        $ 30,000,000.00  $  117,187.50
----------------------------------------------------------------------------------------------------------------------------------
New York Life Insurance Company                            H                                        $ 10,000,000.00  $   39,062.50
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Teachers Insurance and Annuity Association of America      G       $ 35,000,000.00  $35,000,000.00                   $  136,718.75
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Nationwide Life Insurance Company                          I                                        $ 12,500,000.00  $   48,828.13
----------------------------------------------------------------------------------------------------------------------------------
Nationwide Life Insurance Company                          C       $  5,000,000.00  $ 4,285,681.82                   $   19,531.25
----------------------------------------------------------------------------------------------------------------------------------
Nationwide Life Insurance Company                          F       $ 10,000,000.00  $10,000,000.00                   $   39,062.50
----------------------------------------------------------------------------------------------------------------------------------
Employers Life Insurance Company of Wausau                 C       $  3,000,000.00  $ 2,571,409.09                   $   11,718.75
----------------------------------------------------------------------------------------------------------------------------------
Financial Horizons Life Insurance Company                  C       $  2,000,000.00  $ 1,714,272.73                   $    7,812.50
----------------------------------------------------------------------------------------------------------------------------------
Wisconsin Health Care Liability Insurance Plan             I                                        $    500,000.00  $    1,953.13
----------------------------------------------------------------------------------------------------------------------------------
West Coast Life Insurance Company                          I                                        $  2,000,000.00  $    7,812.50
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Sun Life Assurance Company of Canada                       D       $  2,000,000.00  $ 2,000,000.00                   $    7,812.50
----------------------------------------------------------------------------------------------------------------------------------
Sun Life Assurance Company of Canada (U.S.)                D       $  9,000,000.00  $ 9,000,000.00                   $   35,156.25
----------------------------------------------------------------------------------------------------------------------------------
Sun Life Assurance Company of Canada (U.S.)                I                                        $ 10,000,000.00  $   39,062.50
----------------------------------------------------------------------------------------------------------------------------------
Sun Life Assurance Company of Canada                       I                                        $  2,500,000.00  $    9,765.63
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Connecticut General Life Insurance Company                 H                                        $ 12,000,000.00  $   46,875.00
----------------------------------------------------------------------------------------------------------------------------------
Connecticut General Life Insurance Company                 I                                        $ 10,000,000.00  $   39,062.50
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Aid Association for Lutherans                              I                                        $ 10,000,000.00  $   39,062.50
----------------------------------------------------------------------------------------------------------------------------------
Aid Association for Lutherans                              C       $ 10,000,000.00  $ 8,571,363.63                   $   39,062.50
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
John Hancock Mutual Life Insurance Company                 H                                        $ 20,000,000.00  $   78,125.00
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
The Travelers Insurance Company                            I                                        $ 10,000,000.00  $   39,062.50
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Connecticut Mutual Life Insurance Company (Mass            I                                        $ 11,000,000.00  $   42,968.75
 Mutual)
----------------------------------------------------------------------------------------------------------------------------------
CM Life Insurance Co. (Mass Mutual)                        I                                        $  4,000,000.00  $   15,625.00
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
The Variable Annuity Life Insurance Company                J                                        $ 10,000,000.00  $   39,062.50
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
The Franklin Life Insurance Company                        C       $  2,000,000.00  $ 1,714,272.73                   $    7,812.50
----------------------------------------------------------------------------------------------------------------------------------
The Franklin Life Insurance Company                        G       $  3,000,000.00  $ 3,000,000.00                   $   11,718.75
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
The Canada Life Assurance Company                          A       $  5,000,000.00  $ 5,000,000.00                   $   19,531.25
----------------------------------------------------------------------------------------------------------------------------------
Canada Life Insurance Company of America                   A       $  2,500,000.00  $ 2,500,000.00                   $    9,765.63
----------------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------------
Lutheran Brotherhood                                       I                                        $  7,000,000.00  $   27,343.75
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
American Family Life Insurance Company                     H                                        $  5,000,000.00  $   19,531.25
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Kansas City Life Insurance Co.                             I                                        $  5,000,000.00  $   19,531.25
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Safeco Life Insurance Company                              E       $  5,000,000.00  $ 5,000,000.00                   $   19,531.25
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Woodmen Accident and Life Company                          F       $  2,500,000.00  $ 2,500,000.00                   $    9,765.63
----------------------------------------------------------------------------------------------------------------------------------
Woodmen Accident and Life Company                          J                                        $  2,000,000.00  $    7,812.50
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Provident Mutual Life Insurance Company of Philadelphia    A       $  2,000,000.00  $ 2,000,000.00                   $    7,812.50
----------------------------------------------------------------------------------------------------------------------------------
Provident Mutual Life Insurance Company                    I                                        $  1,500,000.00  $    5,859.38
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Great Western Insurance Company*                           J                                        $    500,000.00  $    1,953.13
----------------------------------------------------------------------------------------------------------------------------------
Guarantee Reserve Life Insurance Company                   J                                        $    500,000.00  $    1,953.13
----------------------------------------------------------------------------------------------------------------------------------
National Travelers Life Company                            J                                        $  1,000,000.00  $    3,906.25
----------------------------------------------------------------------------------------------------------------------------------
North West Life Assurance Company of Canada                H                                        $  1,000,000.00  $    3,906.25
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Berkshire Life Insurance Company                           B       $  2,000,000.00  $ 1,714,000.00                   $    7,812.50
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Security Mutual Life Insurance Company                     H                                        $  2,000,000.00  $    7,812.50
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                   $100,000,000.00  $96,571,000.00  $180,000,000.00  $1,093,750.00
----------------------------------------------------------------------------------------------------------------------------------